UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported April 13, 2005.


                     Law Enforcement Associates Corporation
                     --------------------------------------
             (Exact name of registrant as Specified in its charter)

             Nevada                     0-49907                  56-2267438
             ------                     -------                  ----------
 (State or other jurisdiction    (Commission file number)      (IRS Employer
      of incorporation)                                      Identification No.)


                     100 Hunter Place, Youngsville, NC 27956
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


                    ISSUER'S TELEPHONE NUMBER: (919) 554-4700

Item 5.02(b).

     John H. Carrington has informed the Company that effective 12:00 P.M., Monday, April 18, 2005, he will resign from the Company's Board of Directors. Mr. Carrington informed the Company that his resignation had nothing to do with any matter involving the operation of the Company or any Company issues.

Item 9.01(c) . Exhibits

     Letter from John H. Carrington informing the Company of his resignation from the Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Law Enforcement Associates Corporation
                                  (Registrant)


                                    By: /s/ Paul Feldman
                                        ----------------
                                        Paul Feldman, President


Dated: April 13, 2005.